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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                             Amendment Number 2 to


                                 CURRENT REPORT


                                       on

                                    FORM 8-K/A




                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 2, 1996



                             WASHINGTON MUTUAL, INC.
           (Exact name of the Registrant as specified in its charter)



         Washington                     0-25188                 91-1653725
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


1201 Third Avenue, Seattle, Washington                          98101

      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (206) 461-2000



                                       N/A
          (Former name or former address, if changed since last report)



                                                    Total number of pages: _____
                                          Index to exhibits occurs on page __3__
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Included as Exhibit 99.1 are a complete set of Washington Mutual, Inc.'s audited financial statements and management's discussion and analysis of financial position and results of operations for the year ended December 31, 1995 as amended.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          WASHINGTON MUTUAL, INC.



Date:  October 25, 1996                   /s/ Ruthanne M. King
                                          ----------------------
                                          Ruthanne M. King
                                          Vice-President & Assistant Controller

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                                INDEX OF EXHIBITS



    Exhibit                                                                Page



    23.1 - Deloitte & Touche, LLP letter of consent

    99.1 - Audited financial statements and management discussion and analysis as of December 31, 1995 restated to give consideration to Washington Mutual, Inc.'s merger transaction with Western Bank